                                                                 Exhibit No. 3


NUMBER                                                                  SHARES
SR 0866                                                               SPECIMEN
                          SWISSRAY INTERNATIONAL, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK


COMMON STOCK                                                 CUSIP 871016 10 1

                                            SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


                                    SPECIMEN


is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

                          SWISSRAY INTERNATIONAL, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



[SWISSRAY International      Dated:
 Inc. CORPORATE SEAL]
        1968
      New York

                             ------------------          -------------------
                                  Secretary                 President


Countersigned:

By  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                 (NEW YORK, NY)

                                Transfer Agent

By

                   ------------------
                   Authorized Officer






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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                         UNIF GIFT MIN ACT-- ____________Custodian______________
                                               (Cust)               (Minor)
                                                 under Uniform Gifts to Minors
                                                 Act ___________________________
                                                            (State)

     TEN COM -- as tenants in common

     TEN ENT -- as tenants by the entireties

     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

    Additional abbreviations may also be used though not in the above list.


For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER            SPECIMEN
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
   Please print or typewrite name and address including postal zip code of assignee
_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares


represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________________________________________________

_______________________________________________________________________________

Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.


Dated, __________________________________




                                           ___________________________________


     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.